EX-35.1
(logo) PHH

PHH Mortgage
4001 Leadenhall Road
Mt. Laurel, NJ 08054

February 27, 2009
Revised March 18, 2009


Re:  Annual Compliance Statement


Attention: Wells Fargo Bank
Deal Name: see Schedule A
PHH Investor code: see Schedule A

Dear Sir and/or Madame:

This statement of compliance is being provided in accordance with Item 1123 of Regulation AB. The Undersigned hereby states that:

1. I am an authorized officer of PHH Mortgage Corporation (the "Servicer");

2. A review of the Servicer's activities during the period from January 1, 2008 through December 31, 2008 (the "Reporting Period") and its performance under the related agreement (the "Agreement") during the reporting period has been made under my supervision; and

3. To the best of my knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement in all material respects throughout the Reporting Period.


By: /s/ Deborah A. Rocchi
Name:  Deborah A. Rocchi
Title: Assistant Vice President


(page)


Schedule A

Inv#    Cat#     Investor Name                   Deal name or Contract name
971     002     WELLS FARGO BANK, NA             BAFC 2006-1
659             WELLS FARGO BANK, NA             BAFC 2006-8T2
665             WELLS FARGO BANK, NA             BAFC 2006-1
778             WELLS FARGO BANK, NA             BAFC 2007-1
678             WELLS FARGO BANK, NA             BAYVIEW 2006-D
904             WELLS FARGO BANK, NA             BAYVIEW 2007-A
240             WELLS FARGO BANK, NA             BAYVIEW 2007-B
679             WELLS FARGO BANK, NA             BSABS 2006-SD2
128     015     WELLS FARGO BANK, NA             BSABS 2007-SD3
961             WELLS FARGO BANK, NA             BSALTA 2006-1
800             WELLS FARGO BANK, NA             BSALTA 2006-2
605             WELLS FARGO BANK, NA             BSALTA 2006-3
853             WELLS FARGO BANK, NA             BSALTA 2006-4
532             WELLS FARGO BANK, NA             BSALTA 2006-5
128     014     WELLS FARGO BANK, NA             BSALTA 2006-6
673             WELLS FARGO BANK, NA             BSALTA 2006-8
851             WELLS FARGO BANK, NA             BSSLT 2007-SV1
213             WELLS FARGO BANK, NA             Chimera MLFPSSA dated 12-14-07
598             WELLS FARGO BANK, NA             CHIMERA TO JPMMAC 4-11-08
591             WELLS FARGO BANK, NA             CSMC 2006-8
784             WELLS FARGO BANK, NA             CSMC 2007-1
960             WELLS FARGO BANK, NA             DBALT 2006-AB1
546             WELLS FARGO BANK, NA             DBALT 2006-AB4
806             WELLS FARGO BANK, NA             DBALT 2006-AF1
620             WELLS FARGO BANK, NA             DBALT 2006-AR5
579             WELLS FARGO BANK, NA             DBALT 2007-2
879             WELLS FARGO BANK, NA             DBALT 2007-AB1
967     006     WELLS FARGO BANK, NA             GSAA 2006-16
967     002     WELLS FARGO BANK, NA             GSAA 2006-7
910             WELLS FARGO BANK, NA             GSAA 2007-9
967     001     WELLS FARGO BANK, NA             GSR 2006-1F
967     004     WELLS FARGO BANK, NA             GSR 2006-5F
967     005     WELLS FARGO BANK, NA             GSR 2006-8F
967     007     WELLS FARGO BANK, NA             GSR 2006-9F
967     003     WELLS FARGO BANK, NA             GSR 2006-AR2
967     009     WELLS FARGO BANK, NA             GSR 2007-3F
967     008     WELLS FARGO BANK, NA             GSR 2007-AR1
967     010     WELLS FARGO BANK, NA             GSR 2007-AR2
883             WELLS FARGO BANK, NA             JPALT 2006-Al
554             WELLS FARGO BANK, NA             JPALT 2006-A2
524             WELLS FARGO BANK, NA             JPALT 2006-A3
526             WELLS FARGO BANK, NA             JPALT 2006-A4
597             WELLS FARGO BANK, NA             JPALT 2006-A6
895             WELLS FARGO BANK, NA             JPALT 2006-S1
569             WELLS FARGO BANK, NA             JPALT 2006-S2
521             WELLS FARGO BANK, NA             JPALT 2006-S3
656             WELLS FARGO BANK, NA             JPALT 2006-S4
760             WELLS FARGO BANK, NA             JPALT 2007-A2
730             WELLS FARGO BANK, NA             JPALT 2007-S1
962             WELLS FARGO BANK, NA             JPMMT 2006-A1
801             WELLS FARGO BANK, NA             JPMMT 2006-A2
559             WELLS FARGO BANK, NA             JPMMT 2006-A3
737             WELLS FARGO BANK, NA             JPMMT 2006-A4
590             WELLS FARGO BANK, NA             JPMMT 2006-A6
739             WELLS FARGO BANK, NA             JPMMT 2006-A7
802             WELLS FARGO BANK, NA             JPMMT 2006-S1
520             WELLS FARGO BANK, NA             JPMMT 2006-S2


(page)


Schedule A

525             WELLS FARGO BANK, NA             JPMMT 2006-S3
280             WELLS FARGO BANK, NA             JPMMT 2007-A3
793             WELLS FARGO BANK, NA             JPMMT 2007-A4
819             WELLS FARGO BANK, NA             JPMMT 2007-S1
822             WELLS FARGO BANK, NA             JPMMT 2007-S2
586             WELLS FARGO BANK, NA             JPMMT 2007-S3
984     004     WELLS FARGO BANK, NA             MABS 2006-AB1
984     003     WELLS FARGO BANK, NA             MALT 2006-1
984     007     WELLS FARGO BANK, NA             MALT 2006-3
780             WELLS FARGO BANK, NA             MANA 2007-A1
878             WELLS FARGO BANK, NA             MANA 2007-A2
270             WELLS FARGO BANK, NA             MANA 2007-A3
856             WELLS FARGO BANK, NA             MANA 2007-AF1
984     006     WELLS FARGO BANK, NA             MARM 2006-2
984     005     WELLS FARGO BANK, NA             MASTR 2006-1
892             WELLS FARGO BANK, NA             MLCC 2006-1
626             WELLS FARGO BANK, NA             MLCC 2006-2
607             WELLS FARGO BANK, NA             MLCC 2006-3
788             WELLS FARGO BANK, NA             MLCC 2007-1
855             WELLS FARGO BANK, NA             MLCC 2007-2
674             WELLS FARGO BANK, NA             MLCC 2007-3 PSA
901             WELLS FARGO BANK, NA             MLCC 2007-WL1
533             WELLS FARGO BANK, NA             MLCC 2007-WL2
638             WELLS FARGO BANK, NA             MLCC 2007-WL3 PSA
846             WELLS FARGO BANK, NA             MLMBS 2007-1
889             WELLS FARGO BANK, NA             MLMBS 2007-3
529             WELLS FARGO BANK, NA             MLMI 2006-A4
584             WELLS FARGO BANK, NA             MLMI 2006-AF1
599             WELLS FARGO BANK, NA             MLMI 2006-AF2
530             WELLS FARGO BANK, NA             MSM 2006-11
539             WELLS FARGO BANK, NA             MSM 2006-12XS
596             WELLS FARGO BANK, NA             MSM 2006-15XS
964             WELLS FARGO BANK, NA             MSM 2006-2
757             WELLS FARGO BANK, NA             MSM 2006-7
792             WELLS FARGO BANK, NA             MSM 2007-1XS
817             WELLS FARGO BANK, NA             MSM 2007-6XS
205             WELLS FARGO BANK, NA             PHH 2007-SL1
810             WELLS FARGO BANK, NA             PHHAM 2007-1
192             WELLS FARGO BANK, NA             PHHAM 2007-2
660             WELLS FARGO BANK, NA             PHHAM 2007-3
G37             WELLS FARGO BANK, NA             PHHMC 2008-CIM1
G56             WELLS FARGO BANK, NA             PHHMC 2008-CIM2
624             WELLS FARGO BANK, NA             PRIME 2006-CL1
823             WELLS FARGO BANK, NA             RBSGC 2007-B
179     018     WELLS FARGO BANK, NA             SEMT 2007-2
179     019     WELLS FARGO BANK, NA             SEMT 2007-3
179     020     WELLS FARGO BANK, NA             SEMT 2007-4
179     017     WELLS FARGO BANK, NA             Sequoia 2007-1
927     010     WELLS FARGO BANK, NA             TMST 2006-1
927     011     WELLS FARGO BANK, NA             TMST 2006-4